Exhibit 99.1

THIRD AMENDMENT

THIRD AMENDMENT (this “Amendment”), dated as of November 2, 2007, by and among CRYSTAL RIVER CAPITAL, INC., a corporation organized under the laws of the State of Maryland (“Borrower”), and SIGNATURE BANK (“Signature”) as a lender (in such capacity, “Lender”) and as administrative agent (in such capacity, “Agent”).  Terms which are capitalized in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as defined below).

WHEREAS, Borrower, Agent and Lender are parties to that certain Revolving Credit Agreement, dated as of March 1, 2006, as amended by that certain First Amendment, dated as of April 10, 2006, and by that certain Second Amendment and Waiver, dated as of August 15, 2007 (as further amended, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, Borrower has requested (i) a reduction of the Maximum Advance Amount in the amount of $9,000,000 and (ii) the amendment of certain covenants under the Credit Agreement;

WHEREAS, Borrower has agreed to pledge certain assets to Agent, for benefit of Lender, as security for Borrower’s obligations under the Credit Agreement;

WHEREAS, subject to the terms and conditions contained in this Amendment, the Credit Agreement shall be amended as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.        Amendment to Credit Agreement.  On the Effective Date (as defined in Section 2 hereof), the Credit Agreement is hereby amended as follows:

(a)  Section 1.2 of the Credit Agreement is hereby amended by deleting the definitions “Adjusted Net Portfolio Value,” “Change of Control,” “Maximum Advance Amount,” “Net Income,” “Net Worth,” “Ordinary Course of Business,” “Other Documents,” “Permitted Encumbrances” and “Revolving Interest Rate” in their entirety and substituting the following in lieu thereof:

“Adjusted Net Portfolio Value” shall mean, at any time of determination, the fair value, as set forth in the balance sheet of Borrower most recently delivered pursuant to Section 8.4 or 8.5 hereof, of Borrower’s portfolio of mortgage-backed securities, adjusted for a hypothetical 2.0% per annum increase or decrease in interest rates and after giving effect to interest rate options, swaps, caps or collar agreements with respect to such portfolio.

                “Change of Control” shall mean the occurrence of any event which results in Hyperion Brookfield Crystal River Capital Advisors, LLC, a

wholly-owned indirect subsidiary of Brookfield Asset Management Inc., or another wholly-owned subsidiary of Brookfield Asset Management Inc. not acting as manager and advisor of Borrower.

“Maximum Advance Amount” shall mean $12,000,000, which such amount may be increased in accordance with Section 2.4(b) hereof.

“Net Income” shall mean fiscal year-to-date after-tax net income from continuing operations, including extraordinary losses and extraordinary gains, all as determined in accordance with GAAP, provided, however, that there shall be specifically excluded therefrom (i) unrealized gains (or losses) on derivatives; and (ii) realized and unrealized gains (or losses, including non-cash impairment losses) on securities available for sale.

“Net Worth” at a particular date, shall mean (a) the aggregate amount of all assets of Borrower as may properly be classified as such in accordance with GAAP consistently applied and such other assets as are properly classified as “intangible assets”, less (b) the aggregate amount of all Indebtedness of Borrower, plus (c) the principal amount of any Qualified Subordinated Debt shown on the last balance sheet of Borrower delivered pursuant to Section 8.4 or 8.5 hereof.

“Ordinary Course of Business” shall mean, generally, the ordinary course of Borrower’s business as conducted on the Third Amendment Effective Date.

“Other Documents” shall mean the Revolving Credit Note, the Security Documents and any and all other agreements, instruments and documents, now or hereafter executed by Borrower and/or delivered to Agent or any Lender in respect of the transactions contemplated by this Agreement and the Security Documents.

“Permitted Encumbrances” shall mean (a) Liens for taxes, assessments or other governmental charges not delinquent or being Properly Contested; (b) Liens disclosed in the financial statements referred to in Section 4.5 hereof, the existence of which Agent is deemed to have consented to in writing; (c) deposits or pledges to secure obligations under worker’s compensation, social security or similar laws, or under unemployment insurance; (d) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the Ordinary Course of Business; (e) Liens arising by virtue of the rendition, entry or issuance against Borrower or any Subsidiary, or any property of Borrower or any Subsidiary, of any judgment, writ, order, or decree which has either been stayed or bonded, or which does not constitute or result in an Event of Default under Section 9.6 hereof;

(f) common carriers’, mechanics’, workers’, materialmen’s or other like Liens arising in the Ordinary Course of Business with respect to obligations which are not due or which are being contested in good faith by Borrower; (g) Liens placed upon fixed assets hereafter acquired to secure a portion of the purchase price thereof, provided that any such lien shall not encumber any other property of Borrower; (h) Liens disclosed on Schedule 1.2; (j) Liens in favor of counterparties to repurchase agreements entered into in the Ordinary Course of Business; and (k) Liens created pursuant to the Security Documents.

“Revolving Interest Rate” shall mean an interest rate per annum equal to (a) the Base Rate with respect to Base Rate Loans; (b) the Fixed Rate plus 2.25% per annum with respect to Fixed Rate Loans; and (c) the sum of the Eurodollar Rate plus 2.25% per annum with respect to Eurodollar Rate Loans.

(b)  Section 1.2 of the Credit Agreement is hereby further amended by adding the following definitions in their proper alphabetical sequence:

“Assignment of Deed of Trust” shall mean that certain Assignment of Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of November 2, 2007, between Borrower and Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Collateral” shall mean all property of Borrower, now owned or after acquired, upon which a Lien is purported to be created by any Security Document.

“Hedging Agreement” shall mean all interest rate or currency swaps, caps or collar agreements, foreign exchange agreements, commodity contracts, total return, credit spread or credit swaps, credit default swaps, index swaps, option, future or forward agreements, equity index or equity swap, option, future or forward agreements, or similar arrangements entered into by Borrower providing for protection against fluctuations in interest rates, currency exchange rates, commodity prices or the exchange of nominal interest obligations, either generally or under specific contingencies.

“Pledge Agreement” shall mean that certain Pledge Agreement, dated as of November 2, 2007, between Borrower and Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Purchase Money Indebtedness” shall mean (a) Indebtedness consisting of the deferred purchase price of an investment or asset, conditional sale or other obligations under any title retention agreement,

installment sales and other purchase money obligations, in each case where the maturity of such Indebtedness does not exceed the anticipated useful life of the investment or asset being financed, and (b) Indebtedness incurred to finance the acquisition by Borrower of such investment or asset; provided, however, that any Lien arising in connection with any such Indebtedness shall be limited to the specified investment or asset being financed; and provided further, that such Indebtedness is incurred within 180 days after such acquisition by Borrower of such investment or asset.

“Qualified Subordinated Debt” shall mean the junior subordinated notes issued by Borrower in March 2007 in the original principal amount of $51,500,000 and due in April 2037.

“Security Documents” shall mean the Pledge Agreement, the Assignment of Deed of Trust and any and all other agreements, instruments and documents, now or hereafter executed by Borrower and/or delivered to Agent or any Lender in respect of the transactions contemplated by the Security Documents.

“Third Amendment Effective Date” shall mean September 25, 2007.

(c)  Sections 2.4(b), (c) and (d) of the Credit Agreement are hereby amended to read in their entirety as follow:

(b)           [Intentionally Omitted.]

(c)           [Intentionally Omitted.]

(d)           [Intentionally Omitted.]

(d)  Section 4.2(b) of the Credit Agreement is hereby amended to read in its entirety as follow:

(b)           The only Subsidiaries of Borrower as of the Third Amendment Effective Date are listed on Schedule 4.2(b).

(e)  The last sentence of Section 4.5 of the Credit Agreement is hereby amended to read in its entirety as follow:

Since August 31, 2007 there has been no change in the condition, financial or otherwise, of Borrower or its Subsidiaries as shown on the consolidated balance sheet as of such date, except changes in the Ordinary Course of Business, none of which individually or in the aggregate has been materially adverse.

(f)  Section 4.8(b) of the Credit Agreement is hereby amended to read in its entirety as follow:

(b)           Except as disclosed in Schedule 4.8(b), Borrower has no pending or threatened litigation, arbitration, actions or proceedings which could reasonably be expected to have a Material Adverse Effect.

(g)  Article IV of the Credit Agreement is hereby amended by adding the following sections to the end thereof:

4.21    Ownership of Collateral; Liens.  Borrower has good title to, or a valid interest in, the Collateral, and none of the Collateral is subject to any Lien except Permitted Encumbrances.

4.22    Security Documents.  The Security Documents are effective to create in favor of Agent, for the benefit of Lenders, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof, which security interest will be perfected and prior and superior in right to any other Person upon the filing of appropriate financing statements and the Assignment of Deed of Trust in the appropriate filing offices and the delivery of the Promissory Note (as defined in the Pledge Agreement) in accordance with the terms of the Pledge Agreement.

(h)  Section 5.4(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

(a)           Net Worth.  For each fiscal quarter of Borrower, maintain Net Worth in an amount equal to not less than the greater of (i) $250,000,000 and (ii) ninety percent (90%) of the Net Worth shown on the balance sheet of Borrower as of September 30, 2007.

(i)  Section 5.6 of the Credit Agreement is hereby amended to read in its entirety as follows:

5.6           Payment of Indebtedness.  Pay, discharge or otherwise satisfy at or before maturity (subject, where applicable, to specified grace periods and, in the case of trade payables, to normal payment practices) all its obligations and liabilities of whatever nature (including, without limitation, Indebtedness permitted to be incurred pursuant to Section 6.6 hereof), except when the failure to do so could not reasonably be expected to have a Material Adverse Effect or when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and Borrower shall have provided for such reserves as Agent may reasonably deem proper and necessary.

(j)  Article V of the Credit Agreement is hereby amended by adding the following sections to the end thereof:

5.8           Further Assurances.  From time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take such actions, as Agent may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement and the Other Documents, or of more fully perfecting or renewing the rights of Agent and Lenders with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by Borrower which may be deemed to be part of the Collateral) pursuant hereto or thereto.  Upon the exercise by Agent or any Lender of any power, right, privilege or remedy pursuant to this Agreement or the Other Documents which requires any consent, approval, recording, qualification or authorization of any Governmental Body, Borrower will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that Agent or such Lender may be required to obtain from Borrower for such consent, approval, recording, qualification or authorization.

(k)  Section 6.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

6.1           Prohibition on Fundamental Changes.  Enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets; provided, however, that Borrower may merge or consolidate with (x) any wholly owned Subsidiary, or (y) any other Person if Borrower is the surviving corporation; and provided, further, that, if after giving effect thereto, no Event of Default would exist hereunder.  Borrower shall not change its fiscal year or method of accounting without the consent of Agent, and Borrower shall give Agent at least fifteen (15) days prior written notice of any such requested change, which notice shall include a detailed explanation of the changes intended to be made and pro forma financial statements demonstrating the impact thereof.

(l)  Section 6.3 of the Credit Agreement is hereby amended to read in its entirety as follows:

6.3           Guarantees.  Become liable upon the obligations or liabilities of any Person by assumption, endorsement or guaranty thereof or otherwise (other than to Lenders) except (a) as disclosed on Schedule 6.3; (b) the endorsement of checks in the Ordinary Course of Business;

and (c) guarantees of obligations of Subsidiaries of Borrower, provided that such guarantees are entered into in the Ordinary Course of Business.

(m)  Section 6.5 of the Credit Agreement is hereby amended to read in its entirety as follows:

6.5           Dividends.  Declare, pay or make any dividend or distribution on or in respect of any Equity Interests of Borrower (other than dividends or distributions payable in its stock, or split-ups or reclassifications of its stock) or apply any of its funds, property or assets to the purchase, redemption or other retirement of any Equity Interests of Borrower if a Default or Event of Default shall have occurred and be continuing, provided, however, that (i) Borrower may repurchase up to two million shares of its common stock pursuant to a stock repurchase plan that was announced on August 7, 2007 and (ii) after the occurrence and during the continuation of a Default or Event of Default, Borrower shall be permitted to make such declaration or payment necessary to maintain its status as a real estate investment trust under Sections 856-860 of the Code.

(n)  Section 6.6 of the Credit Agreement is hereby amended to read in its entirety as follows:

6.6           Indebtedness.  Create, incur, assume or suffer to exist any Indebtedness (exclusive of trade debt) except in respect of (i) Indebtedness to Lenders; (ii) Indebtedness disclosed on Schedule 6.6; (iii)  Indebtedness incurred to extend, renew or refinance any Indebtedness described in clause (ii) above, provided that such Indebtedness is in an aggregate principal amount not greater than the aggregate principal amount of the Indebtedness being extended, renewed or refinanced; (iv) Indebtedness under repurchase agreements entered into in the Ordinary Course of Business; (v) Purchase Money Indebtedness; (vi) Indebtedness under Hedging Agreements; and (vii) unsecured Indebtedness.

(o)  Section 6.8 of the Credit Agreement is hereby amended to read in its entirety as follows:

6.8           Transactions with Affiliates.  Directly or indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise enter into any transaction or deal with, any Affiliate, except to the extent any of the foregoing are in the Ordinary Course of Business and on an arm’s-length basis on terms and conditions no less favorable than terms and conditions which would have been obtainable from a Person other than an Affiliate.

(p)  Article VI of the Credit Agreement is hereby amended by adding the following sections to the end thereof:

6.14           Limitation on Liens.  Create, incur, assume or suffer to exist any Lien upon any Collateral, whether now owned or hereafter acquired, except for Liens created pursuant to the Security Documents.

6.15           Limitation on Disposition of Collateral.  Sell, lease, assign, convey, transfer or otherwise dispose of any Collateral, whether now owned or hereafter acquired, unless the proceeds of such sale, lease, assignment, conveyance, transfer or other disposition (net of taxes payable and expenses incurred in connection with such lease, assignment, conveyance, transfer or other disposition) is in an amount that is at least equal to the principal amount of the Advances then outstanding and such net proceeds are either (i) pledged to Agent, for the benefit of Lenders, as collateral for such Advances pursuant to such documents as Agent reasonably requests or (ii) paid to Agent, for the benefit of Lenders, to be applied to the payment in full of such Advances and all accrued and unpaid interest on such Advances.

6.16           Limitation on Negative Pledge Clauses.  Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of Borrower to create, incur, assume or suffer to exist any Lien upon the Collateral, whether now owned or hereafter acquired, to secure the Obligations, other than this Agreement, the other Loan Documents and restrictions imposed by applicable law, rule or regulation.

(q)  Section 7.2 of the Credit Agreement is hereby amended by adding a new paragraph (d) as follows:

(d)           Net Worth.  There has not have occurred since the end of the most recently completed fiscal quarter of Borrower a material reduction in the Net Worth of Borrower.

(r)  Article IX of the Credit Agreement is hereby amended by adding the following sections to the end thereof:

9.16           Security Documents.    Any of the Security Documents shall cease, for any reason (other than pursuant to the terms hereof or thereof), to be in full force and effect, or Borrower shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby except to the extent that any such loss of perfection or priority results from the failure of Agent to maintain possession of any instruments pledged under the Security Documents that were actually delivered to it.

(s)  Borrower’s notice information in Section 14.6 of the Credit Agreement is hereby amended to read in its entirety as follows:

If to Borrower:

Crystal River Capital, Inc.
Three World Financial Center
200 Vesey Street, 10th Floor
New York, New York  10281-1010
Attention:  General Counsel
Telephone:  (212) 549-8400
Facsimile:  (212) 549-8310

(t)  Schedule 4.2(b) and Schedule 4.8(b) of the Credit Agreement are hereby amended to read in their entirety as set forth in Exhibit A and Exhibit B, respectively, hereto.

Section 2.          Conditions Precedent.  This Amendment shall be effective as of September 25, 2007 (the “Effective Date”) upon the satisfaction of the following conditions precedent:

(a)  Signature shall have received a duly executed counterpart of this Amendment and each Security Document from Borrower;

(b)  Signature shall have received the Promissory Note (as defined in the Pledge Agreement), together with duly executed instruments of transfer or assignment, endorsed in blank, in form and substance reasonably satisfactory to Agent;

(c)  Each document (including, without limitation, any UCC financing statement) required by the Security Documents or under law or reasonably requested by the Agent to be filed, registered or recorded in order to create in favor of Agent, for the benefit of Lenders, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person, shall have been filed, registered or recorded or shall have been delivered to Agent in proper form for filing, registration or recordation;

(d)  Borrower shall have executed and delivered to Signature a Revolving Credit Note in the amount of $12,000,000 in exchange for the Revolving Credit Note previously delivered to Signature;

(e)  Agent shall have received a Certificate of the Secretary or an Assistant Secretary of Borrower, dated the date hereof, certifying as to (i) Borrower’s Certificate of Incorporation and By-Laws; (ii) resolutions by Borrower’s Board of Directors authorizing the execution and delivery of this Amendment and the Security Documents and the performance of the transactions contemplated hereby and thereby and by the Credit Agreement as amended by this Amendment (as so amended, the “Amended Credit Agreement”); and (iii) the incumbency of officers authorized to sign this Amendment, the Security Documents and all other documents and instruments executed or delivered in connection herewith and therewith and the names and validity of signatures of such officers;

(f)  Agent shall have received a closing certificate signed by the Chief Financial Officer of Borrower dated as of the date hereof, stating that (i) all representations and warranties set forth in this Amendment, the Amended Credit Agreement (except for such representations and warranties that were only required to be true and correct as of a specified prior date) and the Other Documents are true and correct on and as of such date, (ii) Borrower is on such date in compliance with all the terms and provisions set forth in this Amendment, the Credit Agreement and the Other Documents and (iii) on such date no Default or Event of Default has occurred or is continuing;

(g)  Agent shall have received an opinion or opinions of Borrower’s legal counsel, addressed to Agent, in form and substance reasonably satisfactory to Agent;

(h)  Agent shall have received good standing certificates for Borrower, issued by the Secretary of State or other appropriate official of Borrower’s jurisdiction of incorporation and each jurisdiction where the conduct of Borrower’s business activities or the ownership of its properties necessitates qualification;

(i)  All representations and warranties set forth in the Amended Credit Agreement (except for such representations and warranties that were only required to be true and correct as of a specified prior date) shall be true and correct in all material respects on and as of the Effective Date;

(j)  No Default or Event of Default shall have occurred and be continuing on the date hereof;

(k)  No event, condition or state of facts shall have occurred since the Closing Date, which such event, condition or state of facts has had or is reasonably likely to have a Material Adverse Effect;

(l)  Agent shall be reasonably satisfied that Borrower is in compliance with all pertinent Federal, state, local or territorial regulations applicable to Borrower, including those with respect to the Federal Occupational Safety and Health Act, the Environmental Protection Act, ERISA and the Trading with the Enemy Act;

(m)  Agent shall have received and reviewed to its satisfaction full, complete final and signed copies of all further agreements, consents, instruments and documents as may be necessary or proper, in its reasonable opinion, and in the reasonable opinion of its counsel, to carry out the provisions and purposes of this Amendment; and

(n)  Borrower shall have paid any and all fees and expenses incurred by Agent and Lenders in connection with the preparation and execution of this Amendment.

Section 3.         Representations and Warranties.  Borrower represents and warrants to Agent and Lenders that:

(a)  Borrower has the corporate power, authority and legal right to execute and deliver this Amendment, the Security Documents and the other instruments, agreements, documents delivered in connection herewith and therewith and to perform its obligations hereunder, thereunder and under the Amended Credit Agreement, and has taken all actions necessary to authorize such execution, delivery and performance;

(b)  No consent of any Person (including, without limitation, stockholders or creditors of Borrower) other than Agent and Lenders, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery and performance by Borrower, or the validity or enforceability against Borrower, of this Amendment, the Amended Credit Agreement, the Security Documents and the other instruments, agreements, documents and transactions contemplated hereby and thereby to which it is a party, other than the filing of appropriate financing statements and the Assignment of Deed of Trust in the appropriate filing offices and the delivery of the Promissory Note (as defined in the Pledge Agreement) in accordance with the terms of the Pledge Agreement;

(c)  This Amendment and the Security Documents have been duly executed and delivered on behalf of Borrower by its duly authorized officer, and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors generally or equitable remedies (whether arising in a proceeding at law or in equity);

(d)  No Default or Event of Default has occurred and is continuing on the date hereof;

(e)  Borrower is duly incorporated and in good standing under the laws of its state of incorporation and each other state in which qualification and good standing are necessary for Borrower to conduct its business and own its property and where the failure to so qualify could reasonably be expected to have a Material Adverse Effect; and

(f)  Upon the Effective Date, Borrower is not in default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it may be bound.  Neither the execution and delivery of this Amendment of the Security Documents, nor the consummation of the transactions herein or therein contemplated or contemplated by the Amended Credit Agreement, nor compliance with the provisions hereof will (i) violate any law or regulation, or (ii) result in or cause a violation by Borrower of any order or decree of any court or government instrumentality, or (iii) conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, material agreement or other material instrument to which Borrower is a party or by which it may be bound, or (iv) result in the creation or imposition of any lien, charge, or encumbrance upon any of the property of Borrower, except in favor of Agent, for the benefit of Lenders, to secure the Obligations, or (v) violate any provision of the Certificate of Incorporation, By-Laws or any capital stock or similar equity instrument of Borrower.

Section 4.         General Provisions.

(a)  Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

(b)  This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all which shall constitute one and the same agreement.  Signatures by facsimile shall bind the parties hereto.

(c)  All references in the Other Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby and as hereafter amended, supplemented or modified from time to time.  From and after the date hereof, all references in the Credit Agreement to “this Agreement,” “hereof,” “herein,” or similar terms, shall mean and refer to the Credit Agreement as amended by this Amendment.

(d)  This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of Agent, Lender and Borrower have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CRYSTAL RIVER CAPITAL, INC.,
as Borrower

By:  /s/ Clifford E. Lai
Clifford E. Lai
President and Chief Executive Officer

SIGNATURE BANK,
as Lender and as Administrative Agent

By:  /s/ Thomas Kasulka
Thomas Kasulka
Group Director and Senior Vice President

EXHIBIT A

Schedule 4.2(b) - Subsidiaries

Crystal River Capital TRS Holdings, Inc.
Crystal River CDO 2005-1, Ltd.
Crystal River CDO 2005-1 LLC
CRC SPV 1, LLC
CRC SPV 2, LLC
CRC SPV 3, LLC
Crystal River Resecuritization 2006-1 Ltd.
Crystal River Resecuritization 2006-1 LLC
Crystal River Preferred Trust I
CRZ ABCP Financing LLC
CRZ Phoenix I LLC
CRZ Houston I GP LLC
CRZ Houston I LP
CRZ Arlington I GP LLC
CRZ Arlington I LP

EXHIBIT B

Schedule 4.8(b) – Litigation

Litigation

None